Exhibit 99.2

Genaera Corporation

Genaera is a biopharmaceutical company committed to developing medicines derived from genomics and natural products for serious diseases.

Research and development efforts are focused on anti-angiogenesis and respiratory diseases.

[LOGO]GENAERA	1

Forward-Looking Statements

This announcement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, known and unknown. Forward-looking statements reflect management’s current views and are based on certain expectations and assumptions. Such statements include, among others, statements regarding these preliminary results, future clinical development plans and prospects for Genaera’s programs, including squalamine, LOMUCINTM, and IL9 antibody. You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “develop,” “expect,” and “continue,” or other words of similar meaning. Genaera’s actual results and performance could differ materially from those currently anticipated and expressed in these and other forward-looking statements as a result of a number of risk factors, including, but not limited to, Genaera’s history of operating losses since inception and its need for additional funds to operate its business; the costs, delays and uncertainties inherent in scientific research, drug development, clinical trials and the regulatory approval process; the risk that clinical trials for Genaera’s product candidates, including squalamine, LOMUCINTM, and IL-9 antibody may not be successful; the risk that Genaera may not obtain regulatory approval for its products, whether due to adequacy of the development program, the conduct of the clinical trials, changing regulatory requirements, different methods of evaluating and interpreting data, regulatory interpretations of clinical risk and benefit, or otherwise; Genaera’s reliance on its collaborators, in connection with the development and commercialization of Genaera’s product candidates; market acceptance of Genaera’s products, if regulatory approval is achieved; competition; general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industry; and the other risks and uncertainties discussed in this announcement and in Genaera’s filings with the U.S. Securities and Exchange Commission, all of which are available from the Commission in its EDGAR database at www.sec.gov as well as other sources. You are encouraged to read these reports. Given the uncertainties affecting development stage pharmaceutical companies, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Genaera does not intend (and it is not obligated) to publicly update, revise or correct these forward-looking statements or the risk factors that may relate thereto.

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# Conference Call Agenda

| | |
|---|---|
| **Introduction** | Roy Levitt, MD<br>President and Chief Executive Officer |
| **AMD Program Update** | |
| Data Presentation | Kenneth Holroyd, MD, MBA<br>Executive VP and Chief Operating Officer |
| Competitive Assessment | Charles Garcia, MD<br>Professor of Ophthalmology & Visual Science<br>University of Texas Health Science Center |
| Background and Perspective on Medical Need | Gerald Chader, PhD, MD<br>Chief Scientific Officer<br>Foundation Fighting Blindness |
| **Q&A Session** | All |

GENAERA 3

Conference Call Agenda

Introduction	Roy Levitt, MD President and Chief Executive Officer
AMD Program Update
Data Presentation	Kenneth Holroyd, MD, MBA Executive VP and Chief Operating Officer

Competitive	Charles Garcia, MD
Assessment	Professor of Ophthalmology & Visual Science
University of Texas Health Science Center

Background and	Gerald Chader, PhD, MD
Perspective	Chief Scientific Officer
on Medical Need	Foundation Fighting Blindness

Q&A Session	All

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Squalamine for AMD

Data Presentation of Interim Results from

Phase I/II Study of Squalamine for the Treatment

of Choroidal Neovascularization Associated with

Age-Related Macular Degeneration

Kenneth J. Holroyd, MD, MBA

Executive VP and Chief Operating Officer

Genaera Corporation

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Squalamine “Wet” AMD Trial Design

Phase I/II (40 patients)

VA				VA	VA	VA

Baseline	1st Week	2nd Week	3rd Week	4th Week	ð 2 Months	ð 4 Months
	ñ	ñ	ñ	ñ

Squalamine Dose, Intravenous (25 or 50 mg/m2)

Abbreviation: VA = Visual Acuity Examination	Note: Trial Design Diagram is Simplified

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AMD Trial Endpoints and Features

■	Most important endpoint: change in visual acuity using ETDRS (Early Treatment Diabetic Retinopathy Study) charts and scoring system

■	Ocular angiography and fundus photography endpoints

■	Safety endpoints

■	Internationally recognized investigators

■	Site in Mexico City

■	Enrollment with 20/200 vision or better in study eye

[LOGO]GENAERA	6

# Baseline Patient Demographics

| | |
|---|---|
| Number of Patients | 40 |
| Age Range | 50-92 years |
| Mean Age | 73 years |
| Gender | Male:17<br>Female: 23 |
| Sub-class of AMD | Classic: 45%<br>Occult: 55% |

GENAERA 7

Baseline Patient Demographics

Number of Patients	40

Age Range	50-92 years

Mean Age	73 years

Gender	Male:17
Female: 23

Sub-class of AMD	Classic: 45%
Occult: 55%

[LOGO]GENAERA	7

Efficacy Analysis for Study Eyes

Visual Improvement at 2 Month Follow-up Evaluation

Visual Acuity Line Changes	2 months (n=39)
Positive Change (≥ 3 lines)	13 (33%)
Stable (≤ 2 lines)	25 (64%)
Positive Change or Stable	38 (97%)
Negative Change (≥ 3 lines)	1 (3%)
Range Lines Change	+8 to -3
Mean Lines Change	1.4

Vessel Leakage and Subretinal Blood Improved

[LOGO]GENAERA	8

Changes by Angiographic Classification

Visual Improvement for Classic and Occult

Angiographic Subtypes at 2 Months

Angiographic Classification
VA Line Changes	Classic n=18	Occult n=21

Positive Change (≥ 3 lines)	7 (39%)	6 (29%)

Stable (≤ 2 lines)	10 (56%)	15 (71%)

[LOGO]GENAERA	9

# Visual Acuity Changes by Dose

| | Dosing Group | |
|---|---|---|
| VA Line Changes | 25 $mg/m^2$<br>n=19 | 50 $mg/m^2$<br>n=20 |
| Positive Change<br>($\geq$ 3 lines) | 7 (37%) | 6 (30%) |
| Stable<br>($\leq$ 2 line) | 11 (58%) | 14 (70%) |

GENAERA

10

Visual Acuity Changes by Dose

No Notable Difference in Visual Acuity Response

in Study Eye By Dosing Group at 2 Months

Dosing Group
VA Line Changes	25 mg/m2 n=19	50 mg/m2 n=20

Positive Change (≥ 3 lines)	7 (37%)	6 (30%)

Stable (≤ 2 line)	11 (58%)	14 (70%)

[LOGO]GENAERA	10

Efficacy Analysis - All Affected Eyes

All (Including Second) Eyes Affected by Wet AMD Demonstrated Improved Vision with Squalamine Therapy

Visual Acuity Line Changes	2 months (n=53)
Positive Change (> 3 lines)	15 (28%)
Stable (≤ 2 lines)	36 (68%)
Positive Change or Stable	51 (96%)
Negative Change (> 3 lines)	2 (4%)
Range Lines Change	+8 to -4

[LOGO]GENAERA	11

# Angiograms with Squalamine Therapy

Baseline

End of Treatment (4 Weeks)

2 Months

4 Months

GENAERA

12

Angiograms with Squalamine Therapy

Baseline	End of Treatment (4 Weeks)

[PHOTO]	[PHOTO]

[PHOTO]	[PHOTO]

2 Months	4 Months

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# Angiograms with Squalamine Therapy

Baseline

End of Treatment (4 Weeks)

2 Months

4 Months

GENAERA

13

Angiograms with Squalamine Therapy

Baseline	End of Treatment (4 Weeks)

[PHOTO]	[PHOTO]

[PHOTO]	[PHOTO]

2 Months	4 Months

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# Angiograms with Squalamine Therapy

Baseline | End of Treatment (4 Weeks)

2 Months | 4 Months

GENAERA

14

Angiograms with Squalamine Therapy

Baseline	End of Treatment (4 Weeks)

[PHOTO]	[PHOTO]

[PHOTO]	[PHOTO]

2 Months	4 Months

[LOGO]GENAERA	14

Squalamine Phase I/II AMD

Results Summary at 2 Months

■ 97% of patients had preserved or improved vision

■ 33% of patients had significantly improved vision

■ Up to 8 lines of visual acuity improvement

■ Good safety profile to date

■ Classic and occult subtypes responding

■ Lesions smaller in some patients, stable in others

■ Vessel leakage and subretinal blood improved

■ Completing follow-up to 4 months & data collection

[LOGO]GENAERA	15

Squalamine for AMD

Competitive Assessment

Charles A. Garcia, MD

Distinguished Professor of

Ophthalmology and Visual Science

University of Texas Health Sciences Center, Houston

Squalamine AMD Study Advisor and Participant

[LOGO]GENAERA	16

Leading Angiogenesis Inhibitors - AMD

	Macugen™	Lucentis™	Squalamine
Drug Class/Type	PEGylated aptamer	Humanized antibody fragment	Small molecule aminosterol

Location of Action	Extracellular	Extracellular	Intracellular

Mechanism of Action	VEGF-165	VEGF (all isoforms)	VEGF (plus other growth factors) Cytoskeleton Integrin expression

Route of Administration	Intravitreal	Intravitreal	Intravenous

Administration Frequently	Every 6 weeks	Every 4 weeks	Likely 4-8 weeks

Second Eye Therapy and Prophylaxis	Requires additional intravitreal injections (complications)	Requires additional intravitreal injections (complications)	Intravenous therapy allows more potential for these applications

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Phase I and II Data Comparison

Summary Visual Acuity Line Changes at 2-3 Months

Macugen™ (n=24)*	Lucentis ™ (n=53)**	Squalamine (n=39)
6 positive changes (> 3 lines) 25%	14 positive changes (> 3 lines) 26%	13 positive changes (> 3 lines) 33%
17 stable (≤ 2 lines) 71%	36 stable (≤ 2 lines) 69%	25 stable (≤ 2 lines) 64%
1 negative change (> 3 lines) 4%	3 negative changes (> 3 lines) 5%	1 negative change (> 3 lines) 3%

*	Combined Phase 1 and Phase 2 Data at Day 56-57 timepoint: Reference #1 and Reference #2 in Supplemental Information
**	Phase 2 data at 3 months timepoint: Reference #3 in Supplemental Information

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Phase I and II AMD Trial Comparisons

	Macugen™	Lucentis™	Squalamine
Delivery for Dose	Intravitreal	Intravitreal	Intravenous

Local Eye Infection and/or Injury	Yes	Yes	No

Dosing	Single or every 4 weeks x 3	Every 4 weeks x 4	Weekly x 4
Last Visual Acuity Observation	Day 84-85	3 Months	4 Months

Systemic Blood Levels	Yes	?	Yes

[LOGO]GENAERA	19

Macugen™ Trial Design Comparison

Phase II Study: 10 Patients

VA			VA	VA

Baseline	1st Dose	Day 28	Day 57	Day 85

	ñ	ñ	ñ

Macugen Dose, Intravitreal, Every 4 Weeks

Phase I Study: 15 Patients

VA			VA	VA

Baseline	1st Dose	Day 28	Day 56	Day 84

ñ

Macugen Dose, Intravitreal

Reference #1 and Reference #2 in Supplemental Information

Abbreviation: VA = Visual Acuity Examination	Note: Trial Design Diagram is Simplified

[LOGO]GENAERA	20

Lucentis™ Trial Design Comparison

Phase I/II; 64 Patients, 4:1 radomization

VA				VA

Baseline	1st Dose	1 Month	2 Months	3 Months

	ñ	ñ	ñ	ñ

Lucentis Dose, Intravitreal or Usual Care (Observation or PDT)

Reference #3 in Supplemental Information

Abbreviation: VA = Visual Acuity Examination	Note: Trial Design Diagram is Simplified

[LOGO]GENAERA	21

Comparison of AMD Competitors

While the competition is currently more advanced in clinical development, squalamine’s potential advantages leads to the conclusion that it could become a leading drug for the treatment of wet AMD

	Macugen™	Lucentis™	Squalamine

Product Company	Eyetech	Genentech	Genaera

Phase of Development	Phase III (enrolled)	Phase III (enrolling)	Phase I/II

Development Partner	Pfizer	Novartis	To Be Determined

[LOGO]GENAERA	22

Squalamine Competitive Assessment

Summary

■	Intravenous squalamine delivery is less invasive, avoids complications associated with intravitreal injections

■	Potential for safer long-term maintenance therapy

■	Treat second eye with no additional risk

■	Improvement or preservation of vision possible

■	Prophylactic therapy in high risk AMD patients is longer term potential development option

[LOGO]GENAERA	23

Squalamine for AMD

AMD: A Perspective on Treatment Needs

Gerald J. Chader, PhD, MD

Chief Scientific Officer

The Foundation Fighting Blindness

[LOGO]GENAERA	24

AMD: 2 Basic Types

■	Dry Form: Slow atrophy of photoreceptor and PE cells, primarily in the central (macular) region of retina. It causes vision loss – occasionally severe. It accounts for about 90% of AMD cases.

■	Wet Form: Besides atrophy, new blood vessels grow in the macular region. Vessel growth, leakage and hemorrhage can rapidly degrade vision. About 10-15% of AMD patients progress to the wet form.

■	However, the wet form is the most devastating form of AMD, causing rapid vision loss – often total blindness. Thus, our greatest medical need is in this area.

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AMD Prevalence

■	It is estimated that over 15 million people in the USA are affected by AMD– similar number in Europe and elsewhere.

■	6 million experience some vision loss. Another 9 million are presymptomatic but show some signs (e.g., drusen) upon careful examination.

■	AMD is the leading cause of blindness for people 55 or older in industrialized countries.

■	76 million baby boomers approaching 55 will cause an AMD “epidemic” in next 25 years

[LOGO]GENAERA	26

The Needs:    Medical

For wet AMD, it is estimated that over 200,000 Americans (over 500,000 worldwide) are newly diagnosed each year.

This presents us with the medical problem of treating a rapidly progressing, potentially blinding disease for which the current treatments are inadequate.

[LOGO]GENAERA	27

The Magnitude of the Problem in the Next Few Decades

[LOGO]

The Foundation Fighting

BLINDNESS

New Cases of AMD Anticipated

(In millions)

TEN YEAR	Choroidal	Geographic	Pre-
INTERVAL	Neovascularization	Atrophy	Symptomatic
2001-2010	2.48	2.50	21.3
2011-2020	3.14	3.20	28.2
2021-2030	3.90	4.00	35.0

Based upon U.S. Census Projection Data and using and incidence rate of 0.67 new cases of CNV per 100 people per year and a similar incidence of Geographic Atrophy.

[LOGO]GENAERA	27

The Needs:    Social Considerations

■	After cancer, Americans most fear blindness.

■	One of the main features of the world’s population has been a considerable increase in the absolute and relative numbers of older people. This phenomenon is called “population aging”.

■	By 2020, more than 1,000 million people over 60 will be living in the world.

■	Living longer offers unprecedented opportunities for personal and socially fulfilling lives but it also presents individual and societal challenges related to “Quality of Life” in old age, including loss of independence, social interaction and greatly increased health care.

(WHO Fact Sheet #135)

[LOGO]GENAERA	29

Financial Considerations

The Costs of Blindness

■	In the USA, blindness and irreversible sight impairment cost an estimated $22.3 billion in direct costs and an additional $16.1 billion in indirect costs/yr.

■	By 2030, not only will the population rise but the elderly population is expected to more than double, adding greatly to the AMD problem. Estimated blind seniors: 2015: 1.6M 2030: 2.4M

Data from the National Eye Institute and the National Alliance for Eye and Vision Research

[LOGO]GENAERA	30

The Costs of Blindness

These estimates of the enormous future blind population need not come about if a good wet AMD treatment is available.

In our senior adult population, 65% of all severe vision loss is ascribed to AMD – mostly the wet form. Thus, any company with a strong product position in the AMD market would perform a huge medical and social service AND should do very well for itself in sales!

[LOGO]GENAERA	31

The Costs of Blindness

The costs of blindness from wet AMD are therefore great: medically, financially and socially.

Squalamine could effectively help in all these critical areas by preserving vision in seniors or even in improving it in this high-risk group.

Importantly, squalamine appears to be relatively safe – a critical issue when readministration must be considered.

[LOGO]GENAERA	32

A Summary of Squalamine Advantages

■	Safety: non-invasive to eye, systemically safe

■	Efficacy: in past, treatments focused on maintaining or stabilizing vision. Now we can talk about “visual improvement”

■	Applicability: in past, some treatments applied to only some AMD subtypes. Now, treatment could be available to all AMD patients.

[LOGO]GENAERA	33

Conclusion

■	Finally, there is the real possibility of safe and effective prophylactic use of squalamine when the risk of wet AMD is high. This could potentially stave off the neovascular process for the effective life of the patient; and, greatly increase the market size for the product.

■	Thus, The Foundation Fighting Blindness applauds Genaera’s efforts to produce a non-invasive and effective treatment for wet AMD such that vision loss can be delayed or vision actually be improved in millions of AMD patients around the world.

[LOGO]GENAERA	34

Squalamine for AMD

Q&A Session

Closing Remarks

Roy C. Levitt, MD

President and Chief Executive Officer

[LOGO]GENAERA	35

Development Program Highlights

Squalamine

■	“Wet” AMD development
■	Lung cancer: Phase IIB
■	Prostate cancer: Phase II ($1.1 million grant)

IL9 antibody

■	Alliance with MedImmune, Inc.
■	IND, clinical trial start anticipated late 2003 – milestone

LOMUCIN™

■	Cystic fibrosis: Phase II results anticipated Oct. 2003
■	CF Foundation development alliance and $1.7million grant award

[LOGO]GENAERA	36

Squalamine for AMD

Supplemental Information

•	Mechanism of Action Summary and Data: Slides 38 – 45

•	Additional Preclinical and Clinical Data: Slides 46 – 54

•	References: Slide 55

[LOGO]GENAERA	37

# Squalamine

## Anti-Angiogenic Product

O
O⁻
S
O
O
H3C
CH3
H3C
CH3
H3C
H3N+
N+
H2
N+
H2
H
OH

MSI-1256F

GENAERA

38

Squalamine

Anti-Angiogenic Product

■	Novel well characterized small molecule

■	Long intracellular half-life – intermittent dosing

■	Directly inactivates endothelial cells

■	Potential for broad use in eye diseases and cancers

[GRAPHIC of CHEMICAL STRUCTURE] MSI-1256F

[LOGO]GENAERA	38

# Squalamine

## Unique Multi-Faceted Mechanism

- Enters endothelial cells selectively through membrane caveolae uptake
- Calmodulin-squalamine redistribution
- Inhibits action of VEGF and other growth factors
- Inhibits cytoskeleton
- Inhibits integrin expression $\alpha_v\beta_3$
- Apoptosis and vessel regression

F-actin Filaments

Control
Squalamine

GENAERA

39

Squalamine

Unique Multi-Faceted Mechanism

■	Enters endothelial cells selectively through membrane caveolae uptake

■	Calmodulin-squalamine redistribution

■	Inhibits action of VEGF and other growth factors

■	Inhibits cytoskeleton

F-actin Filaments
■ Inhibits integrin expression avß 3	[PHOTO] Control	[PHOTO] Squalamine

■ Apoptosis and vessel regression

[LOGO]GENAERA	39

# Squalamine Mechanism Of Action

Capillary formation
(angiogenesis)
Growth factors
(vEGF, bFGF, etc.)
Endothelial
Cell
Squalamine
Squalamine
chaperones
calmodulin
Decreased motility &
integrin expression
Growth factor
signals aborted
Endothelial cell apoptosis

GENAERA 40

Squalamine Mechanism Of Action

Growth factors (vEGF, bFGF, etc.)	Capillary formation (angiogenesis)

[GRAPHIC]	[GRAPHIC]

Endothelial Cell	Squalamine chaperones calmodulin	Decreased motility & integrin expression
Squalamine [GRAPHIC]	[GRAPHIC]

Growth factor signals aborted		Endothelial cell apoptosis

[LOGO]GENAERA	40

Squalamine Inhibits VEGF Signaling

VEGF-Stimulated Tyrosine Phosphorylation

of MAP Kinase in HUVEC

	VEGF		SQ	VEGF+SQ
Cn	10’	30’	Cn	10”	30”

[PICTURE]	– phospho –p44 MAPK
– phospho –p42 MAPK

*Reference #4 in Supplemental Information

[LOGO]GENAERA	41

Squalamine on F-actin & Adhesion

Inhibition of Actin Stress Fiber Formation

and Focal Adhesion

F-actin Filaments	[PHOTO]	[PHOTO]
(visualized by staining with phalloidin)

Focal Adhesion Sites	[PHOTO]	[PHOTO]
(visualized with anti-vinculin antibody)
	Control	+ Squalamine

[LOGO]GENAERA	42

# Squalamine Entry into HUVECs

*HUVECs, Controls*

*HUVECs Treated with Filipin (5 μg/mL)*

GENAERA 43

Squalamine Entry into HUVECs

Caveolae Disruption with Filipin Blocks Uptake of

Red Fluorescence-Labeled Squalamine

[PHOTO]	[PHOTO]
HUVECs, Controls	HUVECs Treated with Filipin (5 µg/mL)

[LOGO]GENAERA	43

Calmodulin-Squalamine Redistribution

After Entry into Activated Endothelial Cells, Squalamine and

Calmodulin Bind, and the Complex is Transported to a

Peri-Nuclear Membrane Compartment

[PHOTO]	[PHOTO]
Control	Squalamine-Treated

FITC (green fluorescence) labeled anti-calmodulin antibody

[LOGO]GENAERA	44

# Calmodulin Capture by Squalamine

## Squalamine Affinity Column

Calmodulin →

1 2 3

1 = IEF Standards (pH 3-7)

2 = Proteins Bound by Squalamine Affinity Gel

3 = Proteins Bound by MSI-1409 Affinity Gel

GENAERA 45

Calmodulin Capture by Squalamine

Squalamine Affinity Column

1 = IEF Standards (pH 3-7)

	[PHOTO]	2 = Proteins Bound by Squalamine Affinity Gel

Calmodulinð		3 = Proteins Bound by MSI-1409 Affinity Gel

1 2 3

[LOGO]GENAERA	45

Squalamine

Efficacy in Primate Ocular Model

Iris photograph of a control animal after 2 weeks of CRVO shows many new vessels on the iris surface as well as hyphema	[PHOTO]	[PHOTO]	Corneal but no iris neovascularization is evident after 3 weeks (twice weekly systemic dosing at 12 mg/m2) of squalamine therapy in treated animals

Late phase of FA after 2 weeks of CRVO shows intense fluorescein leakage from iris neovascularization	[PHOTO]	[PHOTO]	Late phase of FA after 3 weeks of squalamine therapy shows corneal but no iris neovascularization

	Control	Squalamine

[LOGO]GENAERA	46

Baseline Characteristics Supplement

AMD angiographic sub-classification
Completely classic	30%
Predominantly classic	15%
Predominantly occult	48%
Completely occult	7%

[LOGO]GENAERA	47

Efficacy Analysis in Study Eyes

Visual acuity changes	End of Treatment	2 month follow-up
3 or more lines gain	33%	33%
2 or more lines gain	48%	44%
1 or more lines gain	70%	59%
0 or more lines gain	93%	79%

[LOGO]GENAERA	48

Baseline Median Visual Acuity

Wet AMD Study Eyes	20/125
All (Including Second) Wet AMD Eyes	20/125
Second Eyes Thought Unaffected by Wet AMD	20/40

[LOGO]GENAERA	49

Efficacy Analysis for Study Eyes

Visual Improvement at EOT and Follow-up Evaluations

Visual Acuity Line Changes	EOT (n=40)	2 months (n=39)
Positive Change (≥ 3 lines)	13 (33%)	13 (33%)
Stable (≤ 2 lines)	27 (67%)	25 (64%)
Positive Change or Stable	40 (100%)	38 (97%)
Negative Change (≥ 3 lines)	0 (0%)	1 (3%)
Range Lines Change	+8 to -1	+8 to -3
Mean Lines Change	1.8	1.4
Median Visual Acuity	20/80	20/100

Vessel Leakage and Subretinal Blood Improved

[LOGO]GENAERA	50

# Changes by Angiographic Classification

| VA Line Changes | Angiographic Classification | EOT; n=40<br>18 Classic<br>22 Occult | 2 months; n=39<br>18 classic<br>21 occult |
|---|---|---|---|
| Positive Change<br>(≥ 3 lines) | Classic | 5 (28%) | 7 (39%) |
| | Occult | 8 (36%) | 6 (29%) |
| Stable<br>(≤ 2 line) | Classic | 13 (72%) | 11 (56%) |
| | Occult | 14 (64%) | 15 (71%) |

GENAERA 51

Changes by Angiographic Classification

Visual Improvement for Classic and Occult Angiographic

Subtypes at End of Therapy and 2 Months

VA Line Changes	Angiographic Classification	EOT; n=40 18 Classic 22 Occult	2 months; n=39 18 classic 21 occult
Positive Change (≥ 3 lines)	Classic	5 (28%)	7 (39%)
	Occult	8 (36%)	6 (29%)
Stable (≤ 2 line)	Classic	13 (72%)	11 (56%)
	Occult	14 (64%)	15 (71%)

[LOGO]GENAERA	51

# Visual Acuity Changes by Dose

| VA Line Changes | Dose ($mg/m^2$) | EOT; n=40<br>20 at 25 $mg/m^2$<br>20 at 50 $mg/m^2$ | 2 months; n=39<br>19 at 25 $mg/m^2$<br>20 at 50 $mg/m^2$ |
|---|---|---|---|
| Positive Change ($\geq$ 3 lines) | 25 | 7 (35%) | 7 (37%) |
| | 50 | 6 (30%) | 6 (30%) |
| Stable ($\leq$ 2 line) | 25 | 13 (65%) | 11 (58%) |
| | 50 | 14 (70%) | 14 (70%) |

GENAERA 52

Visual Acuity Changes by Dose

No Notable Difference in Study Eyes Response By

Dose at End of Therapy and 2 Months

VA Line Changes	Dose (mg/m2)	EOT; n=40 20 at 25 mg/m2 20 at 50 mg/m2	2 months; n=39 19 at 25 mg/m2 20 at 50 mg/m2
Positive Change (≥ 3 lines)	25 50	7 (35%) 6 (30%)	7 (37%) 6 (30%)

Stable (≤ 2 line)	25 50	13 (65%) 14 (70%)	11 (58%) 14 (70%)

[LOGO]GENAERA	52

Efficacy Analysis for All Affected Eyes

All (Including Second) Eyes Affected by Wet AMD Demonstrated

Improved Vision with Squalamine Therapy

Visual Acuity Line Changes	EOT (n=54)	2 months (n=53)
Positive Change (≥ 3 lines)	17 (31%)	15 (28%)

Stable (≤ 2 lines)	36 (67%)	36 (68%)

Positive Change or Stable	53 (98%)	51 (96%)

Negative Change (≥ 3 lines)	1 (2%)	2 (4%)

Range Lines Change	+8 to -4	+8 to -4

Mean Lines Change	1.5	1.2

Median Visual Acuity	20/80	20/100

[LOGO]GENAERA	53

Efficacy Analysis for Non-Affected Eyes

Second Eyes Thought to be Unaffected by Wet AMD have a Minimal

Response: A Useful Internal Control for Study

Visual Acuity Line Changes	EOT (n=25)	2 months (n=24)
Positive Change (≥ 3 lines)	3 (12%)	3 (12%)

Stable (≤ 2 lines)	20 (80%)	20 (83%)

Positive Change or Stable	23 (92%)	23 (96%)

Negative Change (≥ 3 lines)	2 (8%)	1 (4%)

Range Lines Change	+7 to -3	+7 to -3

Mean Lines Change	0.6	0.6

Median Visual Acuity	20/32	20/32

[LOGO]GENAERA	54

References

1.	Preclinical and Phase 1A Clinical Evaluation of an Anti-VEGF PEGylated Aptamer (EYE001) for the Treatment of Exudative Age-Related Macular Degeneration. The Eyetech Study Group. Retina. 2002;22(2).

2.	Anti-vascular Endothelial Growth Factor Therapy for Subfoveal Choroidal Neovascularization Secondary to Age-related Macular Degeneration: Phase II Study Results. The Eyetech Study Group. Ophthalmology. 2003 May;110(5).

3.	Anti-VEGF Therapy for the Eye. WR Hambrecht & Co. Research Report. June 17, 2003.

4.	Squalamine and cisplatin block angiogenesis and growth of human ovarian cancer cells with or without HER-2 gene overexpression. Li, D, Williams JI, Pietras RJ. Oncogene. 2002 Apr 25;21(18):2805-14.

5.	Effect of squalamine on iris neovascularization in monkeys. Genaidy M, Kazi AA, Peyman GA, Passos-Machado E, Farahat HG, Williams JI, Holroyd, KJ, Blake DA.. Retina. 2002 Dec;22(6):772-778.

6.	Squalamine improves retinal neovascularization. Higgins RD, Sanders RJ, Yan Y, Zasloff M, Williams JI. Invest Ophthalmol Vis Sci. 2000 May;41(6):1507-12.

7.	Squalamine inhibits angiogenesis and solid tumor growth in vivo and perturbs embryonic vasculature. Sills AK Jr, Williams JI, Tyler BM, Epstein DS, Sipos EP, McLane MP, Pitchford S, Cheshire K, Gannon FH, Kinney WA, Chao TL, Davis JD, Donowitz M, Laterra J, Zasloff M, Brem H. Cancer Res. 1998 Jul 1;58(13):2784-92.

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